Exhibit 10(u)


                                 DONALD GOEBERT
                              315 WILLOWBROOK LANE
                             WEST CHESTER, PA 19382
                                 (610) 430-3900



November 16, 2001



Mr. Bill Kelly, Vice-President
Relm Wireless Corporation
7100 Technology Drive
West Melbourne, FL 32904

Dear Bill:

Pursuant to Section 5 of the Post-Termination Benefits Agreement entered into with Relm Wireless Corporation, you are hereby given written notice that the said agreement is extended for an additional year from October 1, 2001 to October 2, 2002.

Please call me if you have any questions.

Very Truly Yours,


By:  /s/ Donald Goebert
   ------------------------
     Donald Goebert
     Relm Wireless Corporation
     Chairman of the Board of Directors




cc:  David Storey